Exhibit 32


           18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Pioneer Railcorp (the "Company") on Form 10-QSB for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Guy L.Brenkman, Chief Executive Officer, and J. Michael Carr, President, Treasurer and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Guy L. Brenkman                        /s/ J. Michael Carr
-----------------------                    -------------------------------------
Guy L. Brenkman                            J. Michael Carr
Chief Executive Officer                    President, Treasurer and
                                           Chief Financial Officer

August 5, 2004

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